UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513)-629-8104
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2019

Date of reporting period:  November 30, 2019

Item 1. Reports to Stockholders.

Rockefeller Equity Allocation Fund

Rockefeller Core Taxable Bond Fund

Rockefeller Intermediate Tax Exempt
National Bond Fund

Rockefeller Intermediate Tax Exempt
New York Bond Fund

Annual Report

November 30, 2019

Investment Adviser

Rockefeller & Co. LLC
45 Rockefeller Plaza, 5th Floor
New York, New York  10111

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the shareholder reports for the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund (each a “Fund,” and collectively, the “Funds”) will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Funds at 1-855-369-6209, sending an e-mail request to inquires@rockefellerfunds.com, or by enrolling at http://www.rockefellerfunds.com.

You may elect to receive all future reports in paper free of charge. To request that you continue to receive paper copies of your shareholder reports, you can contact your financial intermediary or, if you invest directly with the Funds, you can call the Funds at 1-855-369-3209 or send an e-mail request to inquires@rockefellerfunds.com. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Rockefeller Funds you hold.

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLES	7
INVESTMENT HIGHLIGHTS	9
SCHEDULES OF INVESTMENTS	19
STATEMENTS OF ASSETS AND LIABILITIES	38
STATEMENTS OF OPERATIONS	40
STATEMENTS OF CHANGES IN NET ASSETS	42
FINANCIAL HIGHLIGHTS	46
NOTES TO FINANCIAL STATEMENTS	54
REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM	65
BASIS FOR TRUSTEES’ APPROVAL
OF INVESTMENT ADVISORY AGREEMENT	67
NOTICE OF PRIVACY POLICY & PRACTICES	72
ADDITIONAL INFORMATION	73

Dear Shareholder:

The year of 2019 has been marked by significant gains in equity markets, mostly driven by multiple expansion as opposed to earnings growth. The equity rally off of last Christmas Eve 2018’s bottom continued unabated through April, with the S&P 500 Index and the Nasdaq Composite Index hitting new record closing highs.  Two major drivers of late were the optimism over China’s reflation and a better-than-expected earnings reporting season. It was not all smooth sailing, after talks between China and the U.S. fell apart in May, markets experienced risk-off reactions, with equities, emerging markets in particular, declining and sovereign bonds rallying. The bond market priced in a near certain Federal Reserve (Fed) federal funds rate cut by year end, with the 3-month/10-year U.S. Treasury yield curve inverting.

By the summer, buoyed by optimism for a new round of Fed easing, U.S. equities hit new highs in July despite growing weakness in global manufacturing activity. However, stocks receded shortly after the Fed served up the widely expected 25 basis points (bps)  federal funds rate cut. The euro lost ground as the European Central Bank (ECB) signaled additional easing to combat the slowing economy. This dovish tone led to German bond yields collapse to all-time-lows. The trade war was clearly taking its toll, as the export-heavy German economy saw its manufacturing PMI fall to 43.2, the lowest level in 9 years. Various earning reports also confirmed the softness in global manufacturing activity, with auto and related sectors feeling the most pain.

By November there were signs of some political stability in Europe, particularly in the U.K. with the Brexit saga seemingly coming to a close. While negotiating the future trading relationship between the U.K. and their largest trading partners will continue throughout 2020, more clarity on the situation helped to boost both Sterling and the Euro heading into the new year.

Global Economy

The U.S. experienced strong growth in 2018, led by stimulative tax cuts and increased fiscal spending. As such, given the temporary bump received from these measures, a slowdown in 2019 was expected. The first half of 2019 represented fairly strong growth.  However, growth slowed in the second half due to earnings not being as strong in comparison to the prior year.

Economies in the Eurozone have had a tougher time, particularly export driven Germany, given their heavy reliance upon China. Trade tensions have certainly had a negative impact on China too, with this leading to a synchronized dovish tone amongst central banks.

Looking to 2020, relative political stability in addition to the potential for increased fiscal spending in Europe could lead to a pickup in economic growth in the region. On the other side of the Atlantic, the Presidential election in the U.S. could lead to a period of uncertainty, particularly given the potential for an unwinding of the 2018 tax cuts if a Democrat were to take the White House.

Federal Reserve Policy and the Bond Market:

2019 marked the year in which the U.S. economy broke the record for the longest economic expansion in history which began in June 2009. Even with current expectations for moderation in the fourth quarter, real GDP remains on track for a gain of over 2% for the calendar year, which is right in line with the average annual growth rate for the current expansion. U.S. Economic growth likely remained positive this year despite a global slowdown and a persistent uncertainty for business leaders and financial markets. Despite the trend growth rate experienced throughout the year, imminent recession fears gripped financial markets to varying degrees, culminating in a yield curve that remained inverted for several weeks through the summer. However, fears about an imminent recession have receded considerably now that the Fed has cut the federal funds rate three times, leading to a yield curve that is once again upward sloping. The Fed has demonstrated its commitment to offset the headwinds from slower global economic growth and continued uncertainty around trade policy. Despite data from the manufacturing sector reflecting weakness, the overall macro data has continued to reflect strength with robust job growth and consumer strength allowing the U.S. economy to shrug off recent global weakness.

In our view, the positive economic growth should keep the Fed on hold for the immediate future. We believe the Fed has managed to thread the needle extremely well thus far through the current cycle; however, we will be closely monitoring how Chairman Jerome Powell navigates what is likely to be a challenging environment. After all, the decline in interest rates experienced throughout 2019 is a signal that the economy has likely reached the later stages of the cycle.

Rockefeller Core Taxable Bond Fund:

For the fiscal year ended November 30, 2019, the Institutional Class shares of the Rockefeller Core Taxable Bond Fund had a return of +10.05% (net), underperforming the Bloomberg Barclays Aggregate Bond Index benchmark, which returned +10.79%. The fund had a modestly longer duration profile relative to benchmark throughout the period. This benefited the fund as the yield curve flattened over the period and helped boost relative returns modestly.

Rockefeller Intermediate Tax Exempt National Bond Fund:

For the fiscal year ended November 30, 2019, the Institutional Class shares of the Rockefeller Intermediate Tax-Exempt National Bond Fund had a return of +6.77% (net), while the Bloomberg Barclays Managed Money Short/Intermediate Index returned +6.67%.  The fund had a modestly longer duration profile relative to benchmark and was overweight 12-15yr maturities throughout the period. This benefited the fund as the yield curve flattened over the period and helped boost relative returns modestly.

Rockefeller Intermediate Tax Exempt New York Bond Fund:

For fiscal year ended November 30, 2019, the Institutional Class shares of the Rockefeller Intermediate Tax-Exempt New York Bond Fund had a return of +6.59% (net), while the Bloomberg Barclays Managed Money Short/Intermediate Municipal Index returned +6.67% The fund had a modestly longer duration profile relative to benchmark and was overweight 12-15yr maturities throughout the period. This benefited the fund as the yield curve flattened over the period and helped boost relative returns modestly.

Rockefeller Equity Allocation Fund:

For the fiscal year ended November 30, 2019, the Institutional Class shares of the Rockefeller Equity Allocation Fund returned 7.38% (net), while the MSCI All-Country World Index (Net Dividends) had a return of 13.68%. The Fund is invested in a blend of value and growth securities on a global basis.

The underperformance of the Fund during the period was in large part due to negative stock selection in the Financials and Consumer Discretionary sectors. Swedbank, a Swedish Bank, was a significant detractor on back of allegations of having facilitated money laundering in their Estonia branches years ago. We continue to hold the shares, as we believe the valuation, conservative balance sheet, and strong capital position makes the bank a long-term attractive stock. Information Technology was also a large detractor to performance during the period as the Fund’s lack of exposure to Apple was a major factor contributing to its underperformance. We continue to believe there is elevated risk of disappointing new iPhone sales as the new products lacked compelling features to drive upgrades. The lower-than-expected pricing of the new phones was yet another indicator of the diminishing competitiveness of Apple products. On the positive side, strong stock selection in Communication Services had the greatest positive impact to relative performance during the period. Facebook was the largest contributor within the sector as shares recovered from prior year underperformance as the Company continues to experience robust advertising revenue growth.

Looking Forward

We continue to have a neutral view on the equity market due to two opposing forces: synchronized easing around the world with some targeted fiscal stimulus should help raise valuations but weakening fundamentals are likely to lower earnings expectations. We also believe that non-U.S. markets are poised to outperform the U.S. One potential catalyst is fiscal stimulus in Germany, which may be unveiled over the coming months as the German economy has potentially entered a technical recession. German fiscal stimulus would likely boost European equities and sovereign bond yields, with cyclical and value stocks being the primary beneficiaries.

The U.S. market, which has been the best performer over the last 10 years, may be running out of steam as we enter the final quarter of the decade. We believe the impeachment inquiry will likely elevate Senator Elizabeth Warren to the top of the Democratic field and weaken President Trump’s standing among moderate voters. As investors start to grapple with the possibility of a Warren presidency, we suspect U.S. markets will become more volatile and potentially underperform other regions.

Sincerely,

David P. Harris, CFA	Jimmy C. Chang, CFA
Chief Investment Officer	Chief Investment Strategist
Rockefeller Asset Management	Rockefeller Asset Management

Opinions expressed are those of Rockefeller Asset Management and are subject to change, are not guaranteed and should not be considered investment advice.  Rockefeller Asset Management is a division of Rockefeller & Co. LLC, the investment adviser to the Rockefeller Funds.

Must be preceded or accompanied by a current prospectus.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds are susceptible to adverse economic, political, tax, or regulatory changes which may magnify other risks. Income from tax-exempt funds may become subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investing in the municipal securities market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic development. The Funds may invest in restricted securities or “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended, and are subject to restrictions on resale. As such they are often both difficult to sell and to value. The Funds may invest in exchange traded funds (“ETFs”) which are subject to additional risks, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The Rockefeller Intermediate Tax Exempt New York Bond Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund, specifically in the

State of New York issues.  The Rockefeller Equity Allocation Fund is subject to small- and medium-capitalization company risks, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Rockefeller Equity Allocation Fund also invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. Master limited partnerships (“MLPs”) in which the Rockefeller Equity Allocation Fund may invest are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. Earnings growth is not representative of the Fund’s future performance.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The NASDAQ Composite Index is an unmanaged market capitalization-weighted index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.

The Bloomberg Barclays Managed Money Short/Intermediate Index has replaced the Bloomberg Barclays 5-Year Municipal Bond Index as the primary benchmark for the Rockefeller Intermediate Tax Exempt National Bond Fund and the Rockefeller Intermediate Tax Exempt New York Bond Fund.  Rockefeller & Co. LLC believes that the new index is a better representation of each Fund’s investment style, strategies and portfolio holdings than the prior benchmark.  The Bloomberg Barclays Managed Money Short/Intermediate Index is the 1-10 year component of the Barclays Managed Money Index, which is a rules-based, market-value-weighted index engineered for the tax-exempt municipal bond market. The Bloomberg Barclays 5-Year Municipal Bond Index is an index of long-term, fixed rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index is the 5-year (4-6) component of the Bloomberg Barclays Municipal Bond Index.

The MSCI All Country World Index (Net Dividends) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

One cannot invest directly in an index.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Manufacturing Purchasing Managers’ Indices are indicators of business activity in the manufacturing sectors.  They are survey-based measures that ask respondents about changes in their perception of some key business variable from the prior month.  A figure above 50 denotes an expansion in business activity.  A figure below 50 denotes a contraction in business activity.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments contained in this report for a full listing of Fund’s holdings.

Gross domestic product (“GDP”) for a country is a monetary measure of the value of all final goods and services produced by the country in a specified period.

The Rockefeller Funds are distributed by Quasar Distributors, LLC.

Rockefeller Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses.  These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/19 – 11/30/19).

Actual Expenses

The first line of each of the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Examples. The Examples include, but are not limited to, management fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Rockefeller Funds
Expense Examples (Continued)
(Unaudited)

Rockefeller Equity Allocation Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/19	11/30/19	6/1/19 – 11/30/19*
Actual	$1,000.00	$1,090.10	$6.08
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.25	$5.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Core Taxable Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/19	11/30/19	6/1/19 – 11/30/19*
Actual	$1,000.00	$1,034.90	$3.42
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.71	$3.40

*	Expenses are equal to the Fund’s annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Intermediate Tax Exempt National Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/19	11/30/19	6/1/19 – 11/30/19*
Actual	$1,000.00	$1,016.70	$3.19
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.91	$3.19

*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Intermediate Tax Exempt New York Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/19	11/30/19	6/1/19 – 11/30/19*
Actual	$1,000.00	$1,015.20	$3.64
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.46	$3.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Equity Allocation Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective of long-term total return from capital appreciation and income by investing its assets globally in a range of equity asset classes and, to a lesser extent, in fixed-income securities, real estate and commodity linked equities (such as real estate investment trusts and master limited partnerships), and currencies. Rockefeller & Co. LLC (the “Adviser”) will allocate the Fund’s assets across asset classes taking into consideration both the Adviser’s longer-term strategic outlook as well as tactical views as to potential near-term opportunities. The Adviser considers a number of factors when making allocation decisions, including relative attractiveness among equity market capitalizations and geographic regions, inflation risks and factors that influence commodity prices.

Allocation of Portfolio Holdings as of November 30, 2019*
(% of Investments)

*	For additional details on allocation of portfolio holdings by industry, please see the Schedule of Investments.

Average Annual Returns as of November 30, 2019

	Rockefeller	MSCI All Country
	Equity Allocation	World Index
	Fund	(Net Dividends)
1 Year	7.38%	13.68%
3 Year	10.13%	11.95%
Since Inception (2/4/15)	6.58%	7.82%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Continued

Rockefeller Equity Allocation Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The MSCI All Country World Index (Net Dividends) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Core Taxable Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective to generate current income consistent with the preservation of capital by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in taxable fixed-income securities.  “Fixed-income securities” include corporate, government and municipal bonds, asset-backed and mortgage-backed securities, other investment companies and ETFs that will invest in fixed-income securities, and other fixed-income instruments.  The Fund invests primarily in investment grade fixed-income securities.  Investment grade securities are fixed-income securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) or another nationally recognized statistical rating organization (“NRSRO”), or deemed by the Adviser to be of comparable quality.  The Adviser anticipates the Fund’s weighted average duration will be more than three years but less than ten years.

Allocation of Portfolio Holdings as of November 30, 2019
(% of Investments)

Average Annual Returns as of November 30, 2019

		Bloomberg
	Rockefeller	Barclays
	Core Taxable	Aggregate
	Bond Fund	Bond Index
1 Year	10.05%	10.79%
5 Year	2.89%	3.08%
Since Inception (12/26/13)	3.10%	3.60%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Continued

Rockefeller Core Taxable Bond Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective to generate current income that is exempt from federal personal income tax consistent with the preservation of capital by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal income tax, including the federal alternative minimum tax (“AMT”).  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds and industrial development bonds.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal income taxes.  While the Fund will invest primarily in tax exempt securities, it is possible that up to 20% of the Fund’s total assets may be invested in fixed-income securities that generate income that is not exempt from regular federal income tax, including the federal AMT.  The Fund invests primarily in investment grade municipal bonds and other types of fixed-income securities.  Investment grade securities are fixed-income securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or, if unrated, deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.

Allocation of Portfolio Holdings as of November 30, 2019
(% of Investments)

Continued

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of November 30, 2019

	Rockefeller	Bloomberg	Bloomberg
	Intermediate Tax	Barclays Managed	Barclays 5-Year
	Exempt National	Money Short/	Municipal
	Bond Fund	Intermediate Index	Bond Index
1 Year	6.77%	6.67%	6.14%
5 Year	1.90%	2.48%	2.32%
Since Inception (12/26/13)	2.10%	2.81%	2.54%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays Managed Money Short/Intermediate Index has replaced the Bloomberg Barclays 5-Year Municipal Bond Index as the Fund’s primary benchmark.  The Advisor believes that the new index is a better representation of the Fund’s investment style, strategies and portfolio holdings than the prior benchmark.

The Bloomberg Barclays Managed Money Short/Intermediate Index is the 1-10 year component of the Barclays Managed Money Index, which is a rules-based, market-value-weighted index engineered for the tax-exempt municipal bond market.

The Bloomberg Barclays 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index is the 5-Year (4-6) component of the Barclays Municipal Bond Index.  An index is unmanaged and cannot be invested in directly.

Continued

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights (Continued)
(Unaudited)

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective to generate current income that is exempt from federal, New York State and New York City personal income tax consistent with the preservation of capital by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal, New York State and New York City personal income tax, including the federal AMT.  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds, industrial development bonds, and other obligations issued by the State of New York, its subdivisions, authorities, instrumentalities and corporations.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal and New York State and New York City personal income tax.  While the Fund will invest primarily in tax exempt securities, it is possible that up to 20% of the Fund’s total assets may be invested in securities that generate income that is not exempt from regular federal income tax, New York State and New York City personal income tax, including the federal AMT.  The Fund invests primarily in investment grade fixed-income securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.  The Fund is non-diversified.

Allocation of Portfolio Holdings as of November 30, 2019
(% of Investments)

Continued

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of November 30, 2019

	Rockefeller	Bloomberg	Bloomberg
	Intermediate Tax	Barclays Managed	Barclays 5-Year
	Exempt New York	Money Short/	Municipal
	Bond Fund	Intermediate Index	Bond Index
1 Year	6.59%	6.67%	6.14%
5 Year	1.76%	2.48%	2.32%
Since Inception (12/26/13)	1.89%	2.81%	2.54%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays Managed Money Short/Intermediate Index has replaced the Bloomberg Barclays 5-Year Municipal Bond Index as the Fund’s primary benchmark.  The Advisor believes that the new index is a better representation of the Fund’s investment style, strategies and portfolio holdings than the prior benchmark.

The Bloomberg Barclays 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index is the 5-Year (4-6) component of the Barclays Municipal Bond Index.  An index is unmanaged and cannot be invested in directly.

The Bloomberg Barclays Managed Money Short/Intermediate Index is the 1-10 year component of the Barclays Managed Money Index, which is a rules-based, market-value-weighted index engineered for the tax-exempt municipal bond market.

Continued

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights (Continued)
(Unaudited)

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Equity Allocation Fund

Schedule of Investments

November 30, 2019

	Shares	Value
Common Stocks – 99.16%
Aerospace & Defense – 2.11%
Airbus SE (a)	15,173	$2,229,583
Triumph Group, Inc.	3,217	89,143
		2,318,726
Airlines – 2.47%
Southwest Airlines Co.	44,137	2,544,057
Wizz Air Holdings PLC (a)(b)(c)	3,275	167,047
		2,711,104
Auto Components – 1.41%
Continental AG (a)	9,522	1,244,506
Gentherm, Inc. (b)	4,393	183,847
Standard Motor Products, Inc.	2,442	123,004
		1,551,357
Automobiles – 0.91%
Daimler AG (a)	17,837	1,004,001

Banks – 13.09%
ABN AMRO Group NV (a)(c)	65,404	1,114,693
Bank Rakyat Indonesia Persero Tbk PT (a)	3,414,700	989,305
Comerica, Inc.	21,284	1,498,606
HDFC Bank Ltd. – ADR	2,592	160,056
ICICI Bank Ltd. – ADR	87,888	1,238,342
ING Group NV (a)	209,581	2,410,129
KB Financial Group, Inc. (a)	34,396	1,343,897
Lloyds Banking Group PLC (a)	3,364,061	2,652,061
Swedbank AB (a)	99,431	1,294,757
The Siam Commercial Bank PLC (a)	15,100	60,441
Wells Fargo & Co.	29,873	1,626,884
		14,389,171
Beverages – 0.85%
Treasury Wine Estates Ltd. (a)	73,979	937,088

Biotechnology – 2.14%
Alnylam Pharmaceuticals, Inc. (b)	7,202	843,642
Neurocrine Biosciences, Inc. (b)	4,355	507,837
Regeneron Pharmaceuticals, Inc. (b)	2,717	1,002,573
		2,354,052
Building Products – 2.33%
AAON, Inc.	4,088	201,825
Cie de Saint-Gobain (a)	52,590	2,129,268
Simpson Manufacturing Co., Inc.	2,756	223,787
		2,554,880

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Commercial Services & Supplies – 0.42%
Healthcare Services Group, Inc.	6,599	$165,965
Stericycle, Inc. (b)	1,684	105,789
Tetra Tech, Inc.	2,175	192,030
		463,784
Construction Materials – 3.08%
Cemex SAB de CV – ADR	244,859	913,324
China Resources Cement Holdings Ltd. (a)	99,000	118,610
HeidelbergCement AG (a)	31,883	2,349,378
		3,381,312
Consumer Finance – 0.31%
FirstCash, Inc.	2,624	212,124
SLM Corp.	15,467	131,934
		344,058
Diversified Financial Services – 0.76%
FactSet Research Systems, Inc.	842	218,625
M&G PLC (a)(b)	200,121	610,804
		829,429
Diversified Telecommunication Services – 0.38%
KT Corp. – ADR (b)	18,136	204,030
KT Corp. (a)	5,934	135,430
ORBCOMM, Inc. (b)	19,988	80,152
		419,612
Electric Utilities – 1.18%
The Kansai Electric Power Co., Inc. (a)	113,200	1,291,447

Electrical Equipment – 1.89%
Mitsubishi Electric Corp. (a)	80,600	1,114,229
Schneider Electric SE (a)	9,095	877,362
TPI Composites, Inc. (b)	4,409	79,582
		2,071,173
Electronic Equipment, Instruments & Components – 3.50%
Badger Meter, Inc.	2,967	183,954
IPG Photonics Corp. (b)	1,336	189,832
Kyocera Corp. (a)	26,000	1,771,457
Littelfuse, Inc.	1,205	218,599
Samsung SDI Co. Ltd. (a)	605	118,651
TE Connectivity Ltd. (a)	12,056	1,117,712
Trimble, Inc. (b)	6,009	243,545
		3,843,750

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Energy Equipment & Services – 0.08%
Newpark Resources, Inc. (b)	14,634	$85,755

Food & Staples Retailing – 0.43%
Walgreens Boots Alliance, Inc.	7,977	475,429

Food Products – 0.70%
Lamb Weston Holdings, Inc.	9,194	772,112

Health Care Equipment & Supplies – 5.00%
ABIOMED, Inc. (b)	789	154,786
Alcon, AG (a)(b)	1,960	108,267
Alcon, Inc. (a)(b)	1	55
Becton Dickinson & Co.	4,634	1,197,889
DexCom, Inc. (b)	2,890	656,926
Edwards Lifesciences Corp. (b)	821	201,096
Inogen, Inc. (b)	2,233	164,371
Insulet Corp. (b)	1,926	357,658
Integer Holdings Corp. (b)	2,731	207,146
Masimo Corp. (b)	1,966	304,868
Medtronic PLC (a)	15,672	1,745,704
Merit Medical Systems, Inc. (b)	6,338	177,464
ResMed, Inc.	1,402	209,739
		5,485,969
Health Care Providers & Services – 1.61%
Chemed Corp.	652	280,373
CVS Health Corp.	19,570	1,473,035
		1,753,408
Health Care Technology – 1.21%
Cerner Corp.	12,275	878,767
Omnicell, Inc. (b)	3,766	301,242
Vocera Communications, Inc. (b)	7,064	153,289
		1,333,298
Hotels, Restaurants & Leisure – 2.60%
Compass Group PLC (a)	1	25
Norwegian Cruise Line Holdings Ltd. (a)(b)	6,958	373,227
Royal Caribbean Cruises Ltd. (a)	20,629	2,475,893
		2,849,145
Household Durables – 2.23%
Sony Corp. (a)	38,400	2,436,784

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Household Products – 1.11%
Reckitt Benckiser Group PLC (a)	15,478	$1,215,005

Insurance – 7.81%
Aflac, Inc.	20,376	1,117,420
AIA Group Ltd. (a)	150,000	1,501,081
Intact Financial Corp. (a)(b)	11,844	1,221,315
Progressive Corp.	21,887	1,598,845
Prudential PLC (a)	73,386	1,302,458
Reinsurance Group of America, Inc.	10,995	1,819,232
Samsung Fire & Marine Insurance Co. Ltd. (a)	68	13,403
		8,573,754
Interactive Media & Services – 2.00%
Tencent Holdings Ltd. (a)	52,000	2,194,148

Internet & Catalog Retail – 2.21%
Amazon.com, Inc. (b)	1,350	2,431,080

Internet Software & Services – 7.07%
Alibaba Group Holding, Ltd. – ADR (b)	1,044	208,800
Alphabet, Inc. – Class C (b)	2,817	3,676,073
Baidu, Inc. – ADR (b)	972	115,211
Facebook, Inc. – Class A (b)	17,926	3,614,598
NIC, Inc.	6,392	145,034
		7,759,716
IT Services – 1.19%
Visa, Inc. – Class A	7,079	1,306,146

Life Sciences Tools & Services – 0.70%
Illumina, Inc. (b)	2,401	770,145

Machinery – 3.15%
Amada Holdings Co. Ltd. (a)	90,600	1,010,829
Deere & Co.	7,695	1,293,145
Epiroc AB (a)	17,780	207,574
KION Group AG (a)	14,206	940,011
		3,451,559
Media – 2.18%
Comcast Corp.	54,331	2,398,714

Metals & Mining – 0.17%
Grupo Mexico SAB de CV (a)	69,800	182,876

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Oil, Gas & Consumable Fuels – 3.65%
BP PLC – ADR	35,848	$1,341,432
Kinder Morgan, Inc.	2,682	52,594
TOTAL SA (a)	49,807	2,612,604
		4,006,630
Pharmaceuticals – 2.14%
Novartis AG – ADR	20,643	1,905,349
Novartis AG (a)	4,844	446,549
		2,351,898
Professional Services – 0.09%
Mistras Group, Inc. (b)	7,665	101,485

Real Estate Management & Development – 2.21%
Vonovia SE (a)	46,610	2,426,146

Road & Rail – 0.91%
East Japan Railway Co. (a)	10,900	1,003,114

Semiconductors & Semiconductor Equipment – 2.64%
Samsung Electronics Co. Ltd. (a)	53,761	2,298,223
Taiwan Semiconductor Manufacturing Co Ltd. – ADR	11,380	604,164
		2,902,387
Software – 2.76%
Everbridge, Inc. (b)	1,333	117,224
ForeScout Technologies, Inc. (b)	3,055	109,461
Microsoft Corp.	16,921	2,561,501
PROS Holdings, Inc. (b)	3,904	243,180
		3,031,366
Specialty Retail – 0.66%
Foot Locker, Inc.	18,126	725,946

Technology Hardware, Storage & Peripherals – 0.07%
Stratasys Ltd. (a)(b)	3,914	72,174

Textiles, Apparel & Luxury Goods – 1.26%
Carter’s, Inc.	1,911	197,425
Shenzhou International Group Holdings Ltd. (a)	89,600	1,181,150
		1,378,575

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Wireless Telecommunication Services – 4.49%
China Mobile Ltd. – ADR	67,841	$2,559,641
KDDI Corp. (a)	82,700	2,376,043
		4,935,684
Total Common Stocks (Cost $90,109,123)		108,875,392

Preferred Stocks – 0.43%
Banks – 0.22%
Itau Unibanco Holding SA (a)(e), 8.7% (d)	29,833	242,841

Insurance – 0.15%
Samsung Fire & Marine Insurance Co. Ltd. (a)(e), 6.87% (d)	1,147	162,834

Semiconductors & Semiconductor Equipment – 0.06%
Samsung Electronics Co Ltd. (a)(e), 3.47% (d)	2,016	69,897
Total Preferred Stocks (Cost $490,908)		475,572

Real Estate Investment Trusts – 0.13%
Iron Mountain, Inc.	4,423	142,067
Total Real Estate Investment Trusts (Cost $130,995)		142,067

Money Market Funds – 0.54%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 1.525% (f)	597,817	597,817
Total Money Market Funds (Cost $597,817)		597,817
Total Investments (Cost $91,328,843) – 100.26%		110,090,848
Liabilities in Excess of Other Assets – (0.26)%		(288,911)
Total Net Assets – 100.00%		$109,801,937

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt.
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.
(d)	Dividend yield; the rate shown represents the rate at November 30, 2019.
(e)	Perpetual preferred stock with no stated maturity.
(f)	Seven day yield; the rate shown represents the rate at November 30, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments

November 30, 2019

	Principal
	Amount	Value
Asset Backed Securities – 6.15%
Ford Credit Floorplan Master Owner Trust
2017-1, 2.070%, 05/15/2022	$1,475,000	$1,475,222
Hyundai Auto Receivables Trust
2019-A, 2.670%, 12/15/2021	430,000	432,001
Verizon Owner Trust
2019-B, 2.330%, 12/20/2023	2,535,000	2,557,684
Total Asset Backed Securities (Cost $4,430,268)		4,464,907

Collateralized Mortgage Obligations – 0.22%
Government National Mortgage Association 2010-157, 2.124%

(1 Month LIBOR USD + 0.400%), 01/20/2040 (a)	159,146	159,199
Total Collateralized Mortgage Obligations (Cost $159,383)		159,199

Corporate Bonds – 25.46%
Diversified Banks – 8.13%
Bank of America Corp.
4.244% (3 Month LIBOR USD + 1.814%), 04/24/2038 (a)	1,840,000	2,130,246
Citigroup, Inc.
3.887% (3 Month LIBOR USD + 1.563%), 01/10/2028 (a)	1,891,000	2,036,460
JPMorgan Chase & Co.
3.782% (3 Month LIBOR USD + 1.337%), 02/01/2028 (a)	1,610,000	1,732,245
		5,898,951
Health Care Services – 2.39%
CVS Health Corp.
4.300%, 03/25/2028	1,591,000	1,735,693

Home Improvement Retail – 2.55%
The Home Depot, Inc.
5.875%, 12/16/2036	1,336,000	1,850,942

Homebuilding – 1.83%
NVR, Inc.
3.950%, 09/15/2022	1,278,000	1,330,877

Integrated Telecommunication Services – 1.81%
Verizon Communications, Inc.
5.250%, 03/16/2037	1,038,000	1,313,493

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2019

	Principal
	Amount	Value
Investment Banking & Brokerage – 5.78%
Morgan Stanley
3.772% (3 Month LIBOR USD + 1.140%), 01/24/2029 (a)	$2,075,000	$2,231,218
The Goldman Sachs Group, Inc.
4.223% (3 Month LIBOR USD + 1.301%), 05/01/2029 (a)	1,784,000	1,966,491
		4,197,709
Regional Banks – 2.97%
BB&T Corp.
3.750%, 12/06/2023	2,039,000	2,155,518
Total Corporate Bonds (Cost $17,450,800)		18,483,183

Mortgage Backed Securities – 21.44%
Fannie Mae Pool
2.500%, 07/01/2023	170,446	172,007
3.000%, 04/01/2032	1,192,737	1,226,966
3.500%, 05/01/2039	621,822	643,654
3.000%, 05/01/2043	2,419,278	2,490,327
4.000%, 10/01/2048	2,399,184	2,560,694
Freddie Mac Pool
2.500%, 10/01/2032	995,481	1,010,938
3.500%, 01/01/2048	2,791,932	2,901,183
4.500%, 06/01/2048	1,543,974	1,629,590
3.500%, 08/01/2049	695,810	725,143
3.000%, 10/01/2049	2,168,872	2,203,489
Total Mortgage Backed Securities (Cost $15,244,781)		15,563,991

Municipal Bonds – 15.98%
California – 1.40%
Contra Costa Community College District
6.504%, 08/01/2034	750,000	1,016,917

New York – 0.32%
New York City Transitional Finance Authority
Future Tax Secured Revenue
5.932%, 11/01/2036	225,000	232,920

North Carolina – 5.04%
University of North Carolina at Chapel Hill
3.327%, 12/01/2036	3,410,000	3,660,226

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2019

	Principal
	Amount	Value
Ohio – 0.71%
Ohio Housing Finance Agency
2.650%, 11/01/2041	$513,000	$511,184

Oregon – 1.39%
State of Oregon
3.975%, 05/01/2038	950,000	1,010,923

Texas – 6.39%
City of Houston, TX Combined Utility System Revenue
2.505%, 11/15/2032	1,000,000	982,320
Permanent University Fund – Texas A&M University System
3.660%, 07/01/2047	3,500,000	3,654,525
		4,636,845
Washington – 0.73%
University of Washington
3.704%, 12/01/2044	515,000	532,186
Total Municipal Bonds (Cost $11,185,091)		11,601,201

U.S. Government Agency Issues – 5.84%
Ginnie Mae II Pool
3.000%, 08/20/2045	1,271,067	1,322,098
3.500%, 03/20/2047	1,738,507	1,806,560
4.000%, 12/20/2047	1,061,553	1,112,621
Total U.S. Government Agency Issues (Cost $4,099,638)		4,241,279

U.S. Government Notes/Bonds – 21.67%
United States Treasury Note/Bond
2.875%, 11/15/2021	2,085,000	2,134,478
2.625%, 03/31/2025	4,345,000	4,556,819
1.625%, 09/30/2026	3,130,000	3,109,887
2.750%, 02/15/2028	1,981,000	2,132,786
2.500%, 02/15/2045	3,596,000	3,801,014
Total U.S. Government Notes/Bonds (Cost $14,713,781)		15,734,984

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Money Market Funds – 2.98%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 1.525% (b)	2,162,870	$2,162,870
Total Money Market Funds (Cost $2,162,870)		2,162,870
Total Investments (Cost $69,446,612) – 99.74%		72,411,614
Other Assets in Excess of Liabilities – 0.26%		190,895
Total Net Assets – 100.00%		$72,602,509

(a)	Variable rate security; the rate shown represents the rate at November 30, 2019.
(b)	The rate shown represents the seven day yield at November 30, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments

November 30, 2019

	Principal
	Amount	Value
Municipal Bonds – 98.96%
Alaska – 3.72%
Alaska Housing Finance Corp.
5.000%, 12/01/2033	$2,500,000	$3,063,950
State of Alaska
5.000%, 04/01/2022	695,000	703,416
		3,767,366
Arizona – 2.00%
Salt River Project Agricultural Improvement & Power District
5.000%, 01/01/2032	625,000	782,694
5.000%, 01/01/2036	1,000,000	1,240,290
		2,022,984
Colorado – 0.46%
City & County of Denver, CO Airport System Revenue
5.000%, 11/15/2025	420,000	465,179

Connecticut – 2.67%
Connecticut Housing Finance Authority
2.850%, 11/15/2026	465,000	484,186
Connecticut State Health & Educational
Facilities Authority – Yale University
2.050%, 07/01/2035 (a)	1,025,000	1,038,827
2.000%, 07/01/2042 (a)	1,140,000	1,178,407
		2,701,420
Florida – 2.98%
Florida Housing Finance Corp.
2.250%, 01/01/2026	485,000	501,374
3.200%, 07/01/2030	815,000	849,556
Florida’s Turnpike Enterprise
4.000%, 07/01/2033	1,500,000	1,664,550
		3,015,480
Illinois – 6.32%
Chicago O’Hare International Airport
5.000%, 01/01/2036	2,000,000	2,383,720
5.000%, 01/01/2036	1,000,000	1,169,530
Illinois Finance Authority – Ascension Health Credit Group
4.000%, 02/15/2033	2,550,000	2,847,509
		6,400,759
Iowa – 0.77%
Iowa State University of Science & Technology –
Iowa State University of Science
3.000%, 07/01/2025	720,000	783,115

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2019

	Principal
	Amount	Value
Kansas – 1.49%
State of Kansas Department of Transportation
5.000%, 09/01/2030	$1,210,000	$1,507,249

Maryland – 1.23%
City of Baltimore, MD – Baltimore, MD Wastewater Utility
5.000%, 07/01/2027	1,000,000	1,241,440

Massachusetts – 3.79%
Massachusetts Development Finance Agency –
Dana-Farber Cancer Obligation
5.000%, 12/01/2032	430,000	520,356
Massachusetts Development Finance Agency –
Partners HealthCare System
5.000%, 07/01/2030	2,660,000	3,317,472
		3,837,828
Minnesota – 1.79%
Minneapolis-St Paul Metropolitan Airports Commission
5.000%, 01/01/2026	550,000	631,296
Minneapolis-St. Paul Metropolitan Airports Commission
5.000%, 01/01/2030	1,040,000	1,183,499
		1,814,795
Nebraska – 1.54%
Nebraska Investment Finance Authority
2.900%, 09/01/2026	505,000	527,806
3.350%, 09/01/2028	1,000,000	1,033,360
		1,561,166
Nevada – 6.60%
Clark County Water Reclamation District
4.000%, 07/01/2034	1,175,000	1,314,003
County of Clark Department of Aviation
5.000%, 07/01/2033	1,750,000	2,006,602
Las Vegas Valley Water District
5.000%, 06/01/2026	1,000,000	1,093,480
5.000%, 06/01/2030	1,300,000	1,417,156
5.000%, 06/01/2030	700,000	846,993
		6,678,234
New Jersey – 1.81%
New Jersey Turnpike Authority
5.000%, 01/01/2036	1,500,000	1,828,920

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued

November 30, 2019

	Principal
	Amount	Value
New York – 14.10%
Metropolitan Transportation Authority
4.000%, 11/15/2035	$1,000,000	$1,128,480
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/2029	1,500,000	1,758,240
New York City Transitional Finance Authority –
Future Tax Secured Revenue
5.000%, 08/01/2034	1,000,000	1,202,810
New York City Water & Sewer System
5.000%, 06/15/2032	430,000	527,872
New York State Dormitory Authority
5.000%, 02/15/2033	1,000,000	1,164,830
New York State Urban Development Corp.
5.000%, 03/15/2029	2,500,000	2,785,800
Port Authority of New York & New Jersey
5.000%, 11/15/2033	1,490,000	1,849,552
Sales Tax Asset Receivable Corp.
5.000%, 10/15/2027	1,000,000	1,181,870
State of New York Mortgage Agency
2.750%, 10/01/2028	400,000	417,812
3.125%, 10/01/2032	970,000	1,012,583
Triborough Bridge & Tunnel Authority
5.000%, 11/15/2030	1,000,000	1,237,290
		14,267,139
North Carolina – 0.64%
City of Charlotte, NC Airport Revenue
5.000%, 07/01/2025	560,000	653,682

Ohio – 4.13%
Ohio Higher Educational Facility Commission
1.150%, 01/01/2043 (a)	1,200,000	1,200,000
Ohio Water Development Authority
5.000%, 06/01/2028	750,000	929,017
5.000%, 12/01/2030	1,675,000	2,051,641
		4,180,658
Pennsylvania – 5.53%
Pennsylvania Economic Development Financing Authority
5.000%, 02/01/2033	1,130,000	1,295,579
4.000%, 11/15/2035	1,415,000	1,579,380
Pennsylvania Housing Finance Agency
2.375%, 10/01/2027	500,000	506,940
3.200%, 10/01/2031	2,010,000	2,089,837

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2019

	Principal
	Amount	Value
Pennsylvania – 5.53% (Continued)
Southeastern Pennsylvania Transportation Authority
5.000%, 03/01/2027	$120,000	$121,060
		5,592,796
Tennessee – 1.51%
Tennessee Housing Development Agency
1.350%, 07/01/2020	1,530,000	1,531,224

Texas – 21.95%
Aldine Independent School District
5.000%, 02/15/2028	1,000,000	1,175,780
Arlington Higher Education Finance Corp. –
A.W. Brown Fellowship Leader
5.000%, 08/15/2024	315,000	364,178
Arlington Higher Education Finance Corp. – KIPP Texas, Inc.
5.000%, 08/15/2027	1,220,000	1,513,142
City of Houston, TX
5.000%, 03/01/2029	2,575,000	3,160,426
City of Houston, TX Combined Utility System Revenue
1.825%, 12/01/2028 (b)	2,000,000	1,711,420
Dallas Independent School District
5.000%, 02/15/2036 (a)	5,000	5,419
Grapevine-Colleyville Independent School District
2.000%, 08/01/2036 (a)	530,000	532,851
La Joya Independent School District
5.000%, 02/15/2028	550,000	689,568
Lovejoy Independent School District
5.000%, 02/15/2027	980,000	1,152,539
North Texas Tollway Authority
5.000%, 01/01/2026	1,250,000	1,431,787
3.991%, 09/01/2037 (b)	2,025,000	1,014,505
San Antonio Water System
2.625%, 05/01/2049 (a)	2,500,000	2,627,650
State of Texas
4.000%, 08/27/2020	1,625,000	1,658,946
5.000%, 10/01/2034	1,250,000	1,538,238
Tarrant Regional Water District
5.000%, 03/01/2029	2,575,000	3,034,071
Texas State University System
5.000%, 03/15/2021	595,000	601,640
		22,212,160

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2019

	Principal
	Amount	Value
Virginia – 2.78%
County of Fairfax, VA Sewer Revenue
5.000%, 07/15/2030	$215,000	$263,085
FHLMC Multifamily VRD Certificates
2.550%, 06/15/2035	1,495,000	1,527,337
Virginia Housing Development Authority
2.490%, 01/01/2022	1,000,000	1,025,570
		2,815,992
Washington – 7.35%
Central Puget Sound Regional Transit Authority
5.000%, 11/01/2030	750,000	917,047
City of Seattle WA Municipal Light & Power Revenue
5.000%, 04/01/2031	1,000,000	1,280,290
State of Washington
5.000%, 07/01/2029	1,500,000	1,800,045
5.000%, 08/01/2029	400,000	452,804
5.000%, 06/01/2032	1,260,000	1,614,400
Washington State Housing Finance Commission
3.000%, 12/01/2031	1,325,000	1,370,872
		7,435,458
Wisconsin – 3.80%
City of Madison, WI Water Utility Revenue
4.000%, 01/01/2026	800,000	801,760
State of Wisconsin
5.000%, 05/01/2032	1,015,000	1,162,561
5.000%, 11/01/2032	500,000	615,335
Wisconsin Department of Transportation
5.000%, 07/01/2028	1,085,000	1,263,884
		3,843,540
Total Municipal Bonds (Cost $96,984,468)		100,158,584

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Money Market Funds – 0.06%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 1.525% (c)	62,330	$62,330
Total Money Market Funds (Cost $62,330)		62,330
Total Investments (Cost $97,046,798) – 99.02%		100,220,914
Other Assets in Excess of Liabilities – 0.98%		989,867
Total Net Assets – 100.00%		$101,210,781

Percentages are stated as a percent of net assets.

(a)	Adjustable rate security; the rate is determined by a Remarketing Agreement.
(b)	Zero coupon bond; effective yield is shown.
(c)	The rate shown represents the seven day yield as of November 30, 2019.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments

November 30, 2019

	Principal
	Amount	Value
Municipal Bonds – 98.34%
Georgia – 3.79%
City of Atlanta, GA Department of Aviation
5.000%, 07/01/2035	$1,500,000	$1,897,515

New York – 92.37%
City of New York, NY
4.000%, 08/01/2034	600,000	670,920
5.000%, 12/01/2035	1,230,000	1,533,699
City of Yonkers, NY
5.000%, 05/01/2022	255,000	278,185
County of Dutchess, NY
4.000%, 03/01/2032	500,000	589,335
County of Westchester, NY
4.000%, 07/01/2022	5,000	5,233
4.000%, 12/01/2029	1,000,000	1,177,130
Housing Development Corp. of New York City
1.900%, 05/01/2021	405,000	405,194
Metropolitan Transportation Authority
5.000%, 11/15/2026	1,000,000	1,111,260
5.000%, 11/15/2028	260,000	324,576
5.000%, 11/15/2029	1,000,000	1,108,800
4.000%, 11/15/2032	1,000,000	1,141,530
4.000%, 11/15/2035	750,000	846,360
New York City Housing Development Corp.
1.850%, 05/01/2026	250,000	252,615
2.850%, 11/01/2031	1,130,000	1,166,906
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/2023	500,000	531,195
5.000%, 07/15/2030	1,120,000	1,327,491
New York City Transitional Finance Authority –
Future Tax Secured Revenue
5.000%, 02/01/2034	2,000,000	2,421,640
New York City Trust for Cultural Resources –
American Museum of Natural History
5.000%, 07/01/2031	620,000	716,788
New York City Trust for Cultural Resources –
Whitney Museum of American Art
5.000%, 07/01/2031	1,000,000	1,039,560
New York City Water & Sewer System
4.000%, 06/15/2036	1,090,000	1,261,184

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments (Continued)

November 30, 2019

	Principal
	Amount	Value
New York – 92.37% (Continued)
New York State Dormitory Authority
5.000%, 07/01/2027	$750,000	$855,172
5.000%, 10/01/2032	1,000,000	1,213,070
5.000%, 02/15/2033	1,000,000	1,164,830
5.000%, 07/01/2034	1,000,000	1,186,190
5.000%, 03/15/2035	2,000,000	2,357,020
5.000%, 03/15/2036	225,000	264,661
New York State Dormitory Authority – Memorial Sloan-Kettering
5.000%, 07/01/2029	250,000	270,350
New York State Dormitory Authority – New York University
5.000%, 07/01/2033	1,000,000	1,189,160
New York State Dormitory Authority – State University of New York
5.000%, 07/01/2031	1,105,000	1,363,957
New York State Environmental Facilities Corp.
5.000%, 10/15/2024	525,000	532,539
New York State Housing Finance Agency
2.125%, 11/01/2023	400,000	405,800
2.900%, 11/01/2025	190,000	199,274
3.050%, 11/01/2027	1,000,000	1,025,160
New York State Thruway Authority
5.000%, 01/01/2032	1,000,000	1,164,610
5.000%, 01/01/2035	1,000,000	1,178,160
New York State Thruway Authority Highway & Bridge Trust Fund
5.000%, 04/01/2032	1,250,000	1,355,888
New York State Urban Development Corp.
5.000%, 03/15/2029	750,000	835,740
Port Authority of New York & New Jersey
5.000%, 11/15/2031	300,000	374,958
5.000%, 10/15/2033	1,000,000	1,188,130
5.000%, 11/15/2033	700,000	868,917
Sales Tax Asset Receivable Corp.
5.000%, 10/15/2028	1,000,000	1,179,270
5.000%, 10/15/2029	525,000	617,757
State of New York
5.000%, 03/01/2028	500,000	559,395
5.000%, 12/15/2030	1,000,000	1,076,550
State of New York Mortgage Agency
2.300%, 10/01/2027	700,000	715,176
2.650%, 04/01/2029	500,000	514,345
Triborough Bridge & Tunnel Authority
5.000%, 11/15/2028	300,000	333,288
5.000%, 11/15/2029	425,000	528,942
2.706%, 11/15/2032 (a)	590,000	428,854
5.000%, 11/15/2034	1,000,000	1,257,860

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments (Continued)

November 30, 2019

	Principal
	Amount	Value
New York – 92.37% (Continued)
Utility Debt Securitization Authority
5.000%, 12/15/2028	$750,000	$908,505
5.000%, 12/15/2034	1,000,000	1,209,290
		46,232,419
Texas – 2.18%
Houston Independent School District
5.000%, 02/15/2034	900,000	1,092,636
Total Municipal Bonds (Cost $47,812,148)		49,222,570

	Shares
Money Market Funds – 0.26%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 1.525% (b)	132,071	132,071
Total Money Market Funds (Cost $132,071)		132,071
Total Investments (Cost $47,944,219) – 98.60%		49,354,641
Other Assets in Excess of Liabilities – 1.40%		698,794
Total Net Assets – 100.00%		$50,053,435

Percentages are stated as a percent of net assets.

(a)	Zero coupon bond; effective yield is shown.
(b)	The rate shown represents the seven day yield as of November 30, 2019.

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds

Statements of Assets and Liabilities

Assets
Investments, at value (cost $91,328,843, $69,446,612, $97,046,798 and $47,944,219, respectively)
Dividends and interest receivable
Receivable for foreign currencies
Receivable for capital shares sold
Other assets
Total Assets

Liabilities
Payable to Adviser
Payable for fund shares redeemed
Payable to affiliates
Payable for foreign currencies
Accrued expenses and other liabilities
Total Liabilities

Net Assets

Net Assets Consist of:
Paid-in capital
Total distributable earnings
Net Assets

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, $0.001 par value)

Net asset value, redemption price and offering price per share

The accompanying notes are an integral part of these financial statements.

November 30, 2019

Rockefeller		Rockefeller	Rockefeller
Equity	Rockefeller	Intermediate	Intermediate
Allocation	Core Taxable	Tax Exempt	Tax Exempt
Fund	Bond Fund	National Bond Fund	New York Bond Fund

$110,090,848	$72,411,614	$100,220,914	$49,354,641
243,424	472,999	1,088,081	548,684
2,606	—	—	—
—	—	—	250,000
5,782	4,615	8,590	3,341
110,342,660	72,889,228	101,317,585	50,156,666

76,938	21,152	28,878	14,682
379,183	200,000	6,000	32,000
43,991	24,806	33,297	19,370
2,607	—	—	—
38,004	40,761	38,629	37,179
540,723	286,719	106,804	103,231

$109,801,937	$72,602,509	$101,210,781	$50,053,435

$89,137,520	$70,309,551	$97,103,285	$48,305,051
20,664,417	2,292,958	4,107,496	1,748,384
$109,801,937	$72,602,509	$101,210,781	$50,053,435

9,002,264	6,996,167	9,678,004	4,811,901

$12.20	$10.38	$10.46	$10.40

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds

Statements of Operations

Investment Income
Dividend income
Interest income
Total Investment Income

Expenses
Management fees
Administration and accounting fees
Custody fees
Audit and tax fees
Transfer agent fees & expenses
Pricing fees
Legal fees
Chief Compliance Officer fees
Federal & state registration fees
Trustees’ fees
Reports to shareholders
Other expenses
Total expenses

Net Investment Income

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) from:
Investments
Foreign currency
Change in net unrealized appreciation/(depreciation) on:
Investments
Foreign currency
Net Realized and Unrealized Gain on Investments
Net Increase in Net Assets from Operations

(1)	Net of $211,790 and $2,610 withholding taxes and issuance fees, respectively.

The accompanying notes are an integral part of these financial statements.

For the Year Ended November 30, 2019

Rockefeller		Rockefeller	Rockefeller
Equity	Rockefeller	Intermediate	Intermediate
Allocation	Core Taxable	Tax Exempt	Tax Exempt
Fund	Bond Fund	National Bond Fund	New York Bond Fund

$2,236,537 (1)	$64,649	$—	$—
47,014	2,287,697	2,262,953	1,016,005
2,283,551	2,352,346	2,262,953	1,016,005

926,534	254,974	353,637	166,176
167,074	108,552	152,597	73,141
37,033	5,005	5,683	4,476
32,692	38,805	33,571	31,259
19,954	18,002	19,740	16,788
17,380	7,068	16,676	11,150
16,369	14,400	15,564	12,681
10,447	10,437	10,427	10,427
10,028	6,434	10,872	4,589
8,402	8,402	8,402	8,397
3,792	1,810	3,556	1,595
8,461	7,209	7,689	6,894
1,258,166	481,098	638,414	347,573

1,025,385	1,871,248	1,624,539	668,432

2,391,459	(111,379)	732,404	327,599
(54,695)	—	—	—

3,922,380	5,188,782	4,280,409	1,927,834
(1,383)	—	—	—
6,257,761	5,077,403	5,012,813	2,255,433
$7,283,146	$6,948,651	$6,637,352	$2,923,865

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
From Operations
Net investment income	$1,025,385	$655,526
Net realized gain from investments
and foreign currency translation	2,336,764	6,765,352
Net change in unrealized
appreciation/(depreciation) on investments
and foreign currency translation	3,920,997	(9,364,518)
Net increase/(decrease) in net
assets from operations	7,283,146	(1,943,640)

From Distributions
Net dividends and distributions	(6,506,252)	(2,626,736)
Net decrease in net assets resulting
from distributions paid	(6,506,252)	(2,626,736)

From Capital Share Transactions
Proceeds from shares sold	7,570,842	16,965,777
Net asset value of shares issued
to distributions declared	2,588,156	959,210
Costs of shares redeemed	(13,361,461)	(19,387,142)
Net decrease in net assets
from capital share transactions	(3,202,463)	(1,462,155)

Total Decrease in Net Assets	(2,425,569)	(6,032,531)

Net Assets
Beginning of year	112,227,506	118,260,037
End of year	$109,801,937	$112,227,506

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
From Operations
Net investment income	$1,871,248	$1,919,308
Net realized loss from investments	(111,379)	(609,582)
Net change in unrealized
appreciation/(depreciation) on investments	5,188,782	(2,328,784)
Net increase/(decrease) in net
assets from operations	6,948,651	(1,019,058)

From Distributions
Net dividends and distributions	(1,980,210)	(1,869,846)
Net decrease in net assets resulting
from distributions paid	(1,980,210)	(1,869,846)

From Capital Share Transactions
Proceeds from shares sold	6,707,555	11,941,423
Net asset value of shares issued
to distributions declared	1,040,207	1,010,544
Costs of shares redeemed	(11,474,103)	(14,768,309)
Net decrease in net assets
from capital share transactions	(3,726,341)	(1,816,342)

Total Increase/(Decrease) in Net Assets	1,242,100	(4,705,246)

Net Assets
Beginning of year	71,360,409	76,065,655
End of year	$72,602,509	$71,360,409

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
From Operations
Net investment income	$1,624,539	$1,231,860
Net realized gain/(loss) from investments	732,404	(109,075)
Net change in unrealized
appreciation/(depreciation) on investments	4,280,409	(855,682)
Net increase in net assets from operations	6,637,352	267,103

From Distributions
Net dividends and distributions	(1,586,904)	(1,143,884)
Net decrease in net assets
resulting from distributions paid	(1,586,904)	(1,143,884)

From Capital Share Transactions
Proceeds from shares sold	12,506,502	23,699,832
Net asset value of shares issued
to distributions declared	364,957	260,764
Costs of shares redeemed	(18,956,522)	(15,597,744)
Net increase/(decrease) in net assets
from capital share transactions	(6,085,063)	8,362,852

Total Increase/(Decrease) in Net Assets	(1,034,615)	7,486,071

Net Assets
Beginning of year	102,245,396	94,759,325
End of year	$101,210,781	$102,245,396

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
From Operations
Net investment income	$668,432	$463,119
Net realized gain/(loss) from investments	327,599	(104,695)
Net change in unrealized
appreciation/(depreciation) on investments	1,927,834	(341,514)
Net increase in net assets from operations	2,923,865	16,910

From Distributions
Net investment income	(630,268)	(415,800)
Net decrease in net assets
resulting from distributions paid	(630,268)	(415,800)

From Capital Share Transactions
Proceeds from shares sold	9,226,859	16,144,766
Net asset value of shares issued
to distributions declared	187,719	89,309
Costs of shares redeemed	(6,722,799)	(7,811,604)
Net increase in net assets
from capital share transactions	2,691,779	8,422,471

Total Increase in Net Assets	4,985,376	8,023,581

Net Assets
Beginning of year	45,068,059	37,044,478
End of year	$50,053,435	$45,068,059

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Financial Highlights

Net Asset Value, Beginning of Year / Period

Income from investment operations:
Net investment income(2)
Net realized and unrealized gain (loss) on investments and foreign currency
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments and foreign currency
Total distributions paid

Net Asset Value, End of Year / Period

Total Return(3)

Supplemental Data and Ratios:
Net assets at end of year / period  (000’s)
Ratio of expenses to average net assets:
Before waiver, expense recoupment(4)
After waiver, expense recoupment(4)
Ratio of net investment income to average net assets:
Before waiver, expense recoupment(4)
After waiver, expense recoupment(4)
Portfolio turnover rate(3)

(1)	The Equity Allocation Fund commenced operations on February 4, 2015.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout the Year / Period

Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
November 30,	November 30,	November 30,	November 30,	November 30,
2019	2018	2017	2016	2015(1)
$12.11	$12.61	$10.05	$9.94	$10.00

0.11	0.07	0.09	0.09	0.05
0.68	(0.28)	2.57	0.10	(0.08)
0.79	(0.21)	2.66	0.19	(0.03)

(0.11)	(0.24)	(0.10)	(0.08)	(0.03)
(0.59)	(0.05)	—	—	—
(0.70)	(0.29)	(0.10)	(0.08)	(0.03)

$12.20	$12.11	$12.61	$10.05	$9.94

7.38%	-1.69%	26.54%	2.05%	-0.28%

$109,802	$112,228	$118,260	$90,612	$66,715

1.15%	1.15%	1.18%	1.24%	1.38%
1.15%	1.15%	1.22%	1.25%	1.25%

0.94%	0.57%	0.84%	0.97%	0.53%
0.94%	0.57%	0.80%	0.96%	0.66%
37.01%	32.22%	35.98%	58.83%	56.96%

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid

Net Asset Value, End of Year

Total Return

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense recoupment
After waiver, expense recoupment
Ratio of net investment income to average net assets:
Before waiver, expense recoupment
After waiver, expense recoupment
Portfolio turnover rate

(1)	Per share net investment income has been calculated using the daily average share method.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Year

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,	November 30,
2019	2018	2017	2016	2015
$9.69	$10.08	$10.08	$10.21	$10.30

0.26	0.26	0.21	0.19	0.13
0.70	(0.40)	0.08	0.04	(0.03)
0.96	(0.14)	0.29	0.23	0.10

(0.27)	(0.25)	(0.20)	(0.19)	(0.12)
—	—	(0.09)	(0.17)	(0.07)
(0.27)	(0.25)	(0.29)	(0.36)	(0.19)

$10.38	$9.69	$10.08	$10.08	$10.21

10.05%	-1.37%	2.85%	2.32%	0.96%

$72,603	$71,360	$76,066	$79,441	$79,906

0.66%	0.64%	0.65%	0.66%	0.72%
0.66%	0.64%	0.65%	0.66%	0.80%

2.57%	2.61%	2.14%	1.89%	1.32%
2.57%	2.61%	2.14%	1.89%	1.24%
98.69%	42.37%	50.92%	49.78%	87.73%

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid

Net Asset Value, End of Year

Total Return

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense recoupment
After waiver, expense recoupment
Ratio of net investment income to average net assets:
Before waiver, expense recoupment
After waiver, expense recoupment
Portfolio turnover rate

(1)	Per share net investment income has been calculated using the daily average share method.
(2)	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Year

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,	November 30,
2019	2018	2017	2016	2015
$9.95	$10.04	$9.96	$10.11	$10.25

0.17	0.12	0.09	0.08	0.04
0.50	(0.10)	0.15	(0.15)	0.05
0.67	0.02	0.24	(0.07)	0.09

(0.16)	(0.11)	(0.09)	(0.07)	(0.04)
—	0.00 (2)	(0.07)	(0.01)	(0.19)
(0.16)	(0.11)	(0.16)	(0.08)	(0.23)

$10.46	$9.95	$10.04	$9.96	$10.11

6.77%	0.24%	2.43%	-0.74%	0.99%

$101,211	$102,245	$94,759	$77,663	$74,518

0.63%	0.63%	0.66%	0.68%	0.75%
0.63%	0.63%	0.66%	0.69%	0.85%

1.61%	1.23%	0.91%	0.77%	0.55%
1.61%	1.23%	0.91%	0.76%	0.45%
64.26%	41.52%	37.63%	38.93%	42.61%

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid

Net Asset Value, End of Year

Total Return

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense recoupment
After waiver, expense recoupment
Ratio of net investment income to average net assets:
Before waiver, expense recoupment
After waiver, expense recoupment
Portfolio turnover rate

(1)	Per share net investment income has been calculated using the daily average share method.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Year

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,	November 30,
2019	2018	2017	2016	2015
$9.89	$9.98	$9.94	$10.13	$10.20

0.15	0.11	0.07	0.05	0.04
0.50	(0.10)	0.16	(0.17)	0.07
0.65	0.01	0.23	(0.12)	0.11

(0.14)	(0.10)	(0.07)	(0.05)	(0.04)
—	—	(0.12)	(0.02)	(0.14)
(0.14)	(0.10)	(0.19)	(0.07)	(0.18)

$10.40	$9.89	$9.98	$9.94	$10.13

6.59%	0.10%	2.35%	-1.10%	1.06%

$50,053	$45,068	$37,044	$37,742	$42,076

0.73%	0.76%	0.82%	0.77%	0.83%
0.73%	0.76%	0.85%	0.85%	0.85%

1.41%	1.07%	0.78%	0.62%	0.42%
1.41%	1.07%	0.75%	0.54%	0.40%
69.23%	36.05%	34.50%	59.79%	50.66%

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds
Notes to Financial Statements
November 30, 2019

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Rockefeller Funds (the “Funds”) are comprised of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, and Rockefeller Intermediate Tax Exempt National Bond Fund (each of which represents a distinct, diversified series with its own investment objective and policies within the Trust), and the Rockefeller Intermediate Tax Exempt New York Bond Fund (which represents a distinct, non-diversified series with its own investment objective and policies within the Trust). The investment objective of the Rockefeller Equity Allocation Fund is to seek long-term total return from capital appreciation and income. The investment objective of the Rockefeller Core Taxable Bond Fund is to generate current income consistent with the preservation of capital.  The investment objective of the Rockefeller Intermediate Tax Exempt National Bond Fund is to generate current income that is exempt from federal personal income tax consistent with the preservation of capital.  The investment objective of the Rockefeller Intermediate Tax Exempt New York Bond Fund is to generate current income that is exempt from federal, New York State and New York City personal income tax consistent with the preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund commenced operations on December 26, 2013. The Rockefeller Equity Allocation Fund commenced operations on February 4, 2015.  Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were borne by the Adviser.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Company”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation

Each equity security owned by the Funds that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price at the close of that exchange on the date as of which assets are valued.  If a security is listed on more than one exchange, the Funds will use the price on the exchange that the Funds generally consider to be the principal exchange on which the security is traded.

Fund securities, including common stocks, preferred stocks and exchange traded funds, listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2019

may not necessarily represent the last sale price.  If, on a particular day, an exchange-listed or NASDAQ security does not trade, then: (i) the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day; or (ii) the security is valued at the latest sales price on the Composite Market for the day such security is being valued.  “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and the over-the-counter markets as published by an approved independent pricing service (“Pricing Service”).

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Foreign securities are traded on foreign exchanges which typically close before the close of business on each day on which the NYSE is open. Each security trading on these exchanges may be valued utilizing a systematic fair valuation model provided by a pricing service. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close and are classified as Level 2 securities.  Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices provided by a Pricing Service.  Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  In the absence of available quotations, the securities will be priced at fair value in accordance with the procedures approved by the Board of Trustees.  Any discount or premium is accreted or amortized using the constant yield method until maturity.  Constant yield amortization takes into account the income that is produced on a debt security.  This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Municipal bonds are priced by a Pricing Service.  A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity.  Additional inputs such as calls of bond principal by the issuer are considered in the estimate of fair value.  To the extent the inputs are

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2019

based on observable inputs, municipal bonds would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be generally categorized as Level 3.

U.S. government notes/bonds are normally valued by a Pricing Service using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government notes/bonds are typically categorized in level 2 of the fair value hierarchy.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained by the Trust’s valuation committee.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures,” which requires the Funds to classify their securities based on a valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2019:

Rockefeller Equity Allocation Fund
	Level 1	Level 2	Level 3	Total
Equities:
Common Stocks	$61,750,969	$47,124,423	$—	$108,875,392
Preferred Stocks	242,841	232,731	—	475,572
Real Estate Investment Trusts	142,067	—	—	142,067
Total Equity Securities	62,135,877	47,357,154	—	109,493,031
Money Market Funds	597,817	—	—	597,817
Total Investments in Securities	$62,733,694	$47,357,154	$—	$110,090,848

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2019

Rockefeller Core Taxable Bond Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities:
Asset-Backed Securities	$—	$4,464,907	$—	$4,464,907
Collateralized Mortgage Obligations	—	159,199	—	159,199
Corporate Bonds	—	18,483,183	—	18,483,183
Mortgage Backed Securities	—	15,563,991	—	15,563,991
Municipal Bonds	—	11,601,201	—	11,601,201
U.S. Government Agency Issues	—	4,241,279	—	4,241,279
U.S. Government Notes/Bonds	—	15,734,984	—	15,734,984
Total Fixed Income Securities	—	70,248,744	—	70,248,744
Money Market Funds	2,162,870	—	—	2,162,870
Total Investments in Securities	$2,162,870	$70,248,744	$—	$72,411,614

Rockefeller Intermediate Tax Exempt National Bond Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities:
Municipal Bonds	$—	$100,158,584	$—	$100,158,584
Total Fixed Income Securities	—	100,158,584	—	100,158,584
Money Market Funds	62,330	—	—	62,330
Total Investments in Securities	$62,330	$100,158,584	$—	$100,220,914

Rockefeller Intermediate Tax Exempt New York Bond Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities:
Municipal Bonds	$—	$49,222,570	$—	$49,222,570
Total Fixed Income Securities	—	49,222,570	—	49,222,570
Money Market Funds	132,071	—	—	132,071
Total Investments in Securities	$132,071	$49,222,570	$—	$49,354,641

For the year ended November 30, 2019, the Funds did not have any significant unobservable inputs (Level 3 securities) used in determining fair value.  Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

The Funds did not invest in derivative securities or engage in hedging activities during the year ended November 30, 2019.

(b) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2019

(c) Distributions to Shareholders

The Funds will distribute net investment income at least quarterly, and net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share.

(f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on a high amortized cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from the Funds’ investments in REITs are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gain or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after the tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of a Fund. Changes to estimates will be recorded in the period they are known.  The distributions

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2019

received from REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations.  The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended November 30, 2019 was as follows:

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Ordinary Income	$1,377,062	$1,980,210	$20,249	$6,408
Tax-Exempt Income	$—	$—	$1,566,655	$623,860
Long-Term Capital Gain	$5,129,190	$—	$—	$—

As of November 30, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Cost basis of investments for
federal income tax purposes	$92,205,152	$69,456,168	$97,046,798	$47,944,219
Gross tax unrealized appreciation	23,890,344	3,046,769	3,292,542	1,461,466
Gross tax unrealized depreciation	(6,008,774)	(91,323)	(118,426)	(51,044)
Net tax unrealized appreciation	$17,881,570	$2,955,446	$3,174,116	$1,410,422
Undistributed ordinary income	269,921	333,409	298,260	119,541
Undistributed tax-exempt
ordinary income	—	—	310,051	140,361
Undistributed long-term gains	2,512,926	—	325,069	78,060
Total distributable earnings	$2,782,847	$333,409	$933,380	$337,962
Total other accumulated loss	$—	$(995,897)	$—	$—
Total accumulated gains	$20,664,417	$2,292,958	$4,107,496	$1,748,384

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and Passive Foreign Investment Company adjustments.

At November 30, 2019, the Rockefeller Core Taxable Bond Fund had capital losses of $995,897 remaining which will be carried forward indefinitely to offset future realized capital gains. To the extent the Rockefeller Core Taxable Bond Fund realizes future net capital gains, taxable distributions to their shareholders will be first offset by any unused capital loss carryovers from the year ended November 30, 2019.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2019

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of November 30, 2019.  Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in the fiscal year 2019.  At November 30, 2019, the tax years 2016, 2017, 2018, and 2019 remain open to examination for the Funds.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.85%, 0.35%, 0.35% and 0.35% of the average daily net assets of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund, respectively.

The Adviser has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses through the expiration date listed below to the extent necessary to ensure that each Fund’s total annual operating expenses do not exceed each Fund’s Expense Limitation Cap, listed below, of the Fund’s average daily net assets.

	Expense
	Limitation Cap	Expiration Date
Rockefeller Equity Allocation Fund	1.25%	March 30, 2021
Rockefeller Core Taxable Bond Fund	0.85%	March 30, 2021
Rockefeller Intermediate Tax Exempt
National Bond Fund	0.85%	March 30, 2021
Rockefeller Intermediate Tax Exempt
New York Bond Fund	0.85%	March 30, 2021

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recover amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or reimbursement; or (2) the Expense Limitation Cap in place at the time of recovery; provided, however, that the Adviser shall only be entitled to recover such amounts for a period of three years from the date such amount was waived or reimbursed. During the year ended November 30, 2019, the Funds did not waive any expenses.

The Funds currently do not have any expenses eligible for recoupment.

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2019

National Association (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian.  The Trust’s Chief Compliance Officer is also an employee of Fund Services.  Fees and expenses incurred for the year ended November 30, 2019, and owed as of November 30, 2019, are as follows:

Administration and Accounting	Incurred	Owed
Rockefeller Equity Allocation Fund	$167,074	$27,179
Rockefeller Core Taxable Bond Fund	$108,552	$18,062
Rockefeller Intermediate Tax Exempt National Bond Fund	$152,597	$24,641
Rockefeller Intermediate Tax Exempt New York Bond Fund	$ 73,141	$12,274

Pricing	Incurred	Owed
Rockefeller Equity Allocation Fund	$17,380	$4,066
Rockefeller Core Taxable Bond Fund	$ 7,068	$1,148
Rockefeller Intermediate Tax Exempt National Bond Fund	$16,676	$2,718
Rockefeller Intermediate Tax Exempt New York Bond Fund	$11,150	$1,843

Transfer Agency	Incurred	Owed
Rockefeller Equity Allocation Fund	$19,954	$3,413
Rockefeller Core Taxable Bond Fund	$18,002	$3,008
Rockefeller Intermediate Tax Exempt National Bond Fund	$19,740	$3,272
Rockefeller Intermediate Tax Exempt New York Bond Fund	$16,788	$2,773

Custody	Incurred	Owed
Rockefeller Equity Allocation Fund	$37,033	$7,579
Rockefeller Core Taxable Bond Fund	$ 5,005	$ 843
Rockefeller Intermediate Tax Exempt National Bond Fund	$ 5,683	$ 920
Rockefeller Intermediate Tax Exempt New York Bond Fund	$ 4,476	$ 734

CCO	Incurred	Owed
Rockefeller Equity Allocation Fund	$10,447	$1,754
Rockefeller Core Taxable Bond Fund	$10,437	$1,745
Rockefeller Intermediate Tax Exempt National Bond Fund	$10,427	$1,746
Rockefeller Intermediate Tax Exempt New York Bond Fund	$10,427	$1,746

The Funds each have a line of credit with US Bank (see Note 8).

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of Fund Services and US Bank.

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank. This same Trustee is an interested person of the Distributor.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2019

(6)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Rockefeller Equity Allocation Fund

	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
Shares Sold	654,814	1,363,118
Shares Reinvested	242,653	76,979
Shares Redeemed	(1,163,790)	(1,552,577)
Net Decrease	(266,323)	(112,480)

Rockefeller Core Taxable Bond Fund

	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
Shares Sold	663,484	1,212,252
Shares Reinvested	103,669	102,824
Shares Redeemed	(1,134,910)	(1,500,982)
Net Decrease	(367,757)	(185,906)

Rockefeller Intermediate Tax Exempt National Bond Fund

	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
Shares Sold	1,214,873	2,380,755
Shares Reinvested	35,630	26,196
Shares Redeemed	(1,848,519)	(1,567,826)
Net Increase/(Decrease)	(598,016)	839,125

Rockefeller Intermediate Tax Exempt New York Bond Fund

	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
Shares Sold	897,984	1,624,670
Shares Reinvested	18,394	9,029
Shares Redeemed	(660,532)	(790,353)
Net Increase	255,846	843,346

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2019

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Funds for the year ended November 30, 2019 are listed below.

			U.S.	U.S.
			Government	Government
			Securities	Securities
	Purchases	Sales	Purchases	Sales
Rockefeller Equity
Allocation Fund	$39,575,529	$46,634,959	$—	$—
Rockefeller Core
Taxable Bond Fund	$56,803,138	$66,269,353	$13,954,825	$9,370,388
Rockefeller Intermediate Tax
Exempt National Bond Fund	$64,118,629	$66,603,458	$—	$—
Rockefeller Intermediate Tax
Exempt New York Bond Fund	$36,486,768	$32,379,962	$—	$—

(8)	Line of Credit

As of November 30, 2019, the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, and Rockefeller Intermediate Tax Exempt New York Bond Fund each had a line of credit in the amount of $10,000,000, $8,000,000, $8,500,000, and $4,000,000, respectively, which all mature on August 8, 2020.  These unsecured lines of credit are intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, US Bank.  Interest was accrued at the prime rate of 5.25% from December 1, 2018 through December 19, 2018, 5.50% from December 20, 2018 through July 31, 2019, 5.25% from August 1, 2019 through September 18, 2019, 5.00% from September 19, 2019 through October 30, 2019, and 4.75% thereafter.  The following table summarizes the line of credit activity for the Rockefeller Equity Allocation Fund during the year ended November 30, 2019.  The Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund did not utilize their lines of credit during the year ended November 30, 2019.  The Funds did not have any loans outstanding as of November 30, 2019.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Rockefeller Equity
Allocation Fund	4	$798,750	$486	$1,280,000	12/31/18

*	Interest Expense is included with “Other expenses” on the Statements of Operations.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2019

(9)	Subsequent Events

The Funds have evaluated events and transactions that have occurred subsequent to November 30, 2019 and determined there were no subsequent events that would require recognition or disclosure within the financial statements other than as described below.

On December 30, 2019, the Funds declared and paid distributions from ordinary income to shareholders of record as of December 27, 2019, as follows:

		Short-Term	Long-Term
	Ordinary Income	Capital Gains	Capital Gains
Rockefeller Equity Allocation Fund	$374,388	$—	$2,513,963
Rockefeller Core Taxable Bond Fund	$477,269	$—	—
Rockefeller Intermediate Tax
Exempt National Bond Fund	$448,578	$298,265	$325,139
Rockefeller Intermediate Tax
Exempt New York Bond Fund	$164,864	$119,553	$78,080

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020.  Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

(10)	Regulatory Updates

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU does not require an accounting change for securities held at a discount, which continues to be amortized to maturity.  The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.  Management does not expect an impact based upon the current amortization methodology.

Rockefeller Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of the Rockefeller Funds and the
Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Rockefeller Funds, comprising Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, and Rockefeller Intermediate Tax Exempt New York Bond Fund, (the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of November 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the five years ended November 30, 2019 for Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, and Rockefeller Intermediate Tax Exempt New York Bond Fund and for the years ended November 30, 2019, 2018, 2017, 2016 and the period from February 4, 2015 (commencement of operations) through November 30, 2015 for Rockefeller Equity Allocation Fund, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Funds as of November 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the five years ended November 30, 2019 for Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, and Rockefeller Intermediate Tax Exempt New York Bond Fund and for the years ended November 30, 2019, 2018, 2017, 2016 and the period from February 4, 2015 (commencement of operations) through November 30, 2015 for the Rockefeller Equity Allocation Fund in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Rockefeller Funds
Report of Independent Registered Public Accounting Firm
(Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Milwaukee, Wisconsin
January 24, 2020

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on July 22, 2019 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Rockefeller Equity Allocation Fund (the “Equity Allocation Fund”), Rockefeller Core Taxable Bond Fund (the “Core Taxable Bond Fund”), Rockefeller Intermediate Tax Exempt National Bond Fund (the “ Intermediate Tax Exempt National Bond Fund”) and Rockefeller Intermediate Tax Exempt New York Bond Fund, (the “Intermediate Tax Exempt New York Bond Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Rockefeller & Co. LLC, the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 13, 2019 (the “June 13, 2019 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and total annual fund operating  expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2020.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of David P. Harris and Jimmy C. Chang who serve as portfolio managers for the Equity Allocation Fund, and Andrew M. Kello and Mark Iannarelli, who serve as portfolio managers for the Core Taxable Bond Fund, Intermediate Tax Exempt National Bond Fund and Intermediate Tax Exempt New York Bond Fund, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Equity Allocation Fund’s Institutional Class shares for the year-to-date, one-year and three-year periods ended April 30, 2019.  The Trustees also discussed the performance of the Institutional Class shares of the Core Taxable Bond Fund, the Intermediate Tax Exempt National Bond Fund, and the Intermediate Tax Exempt New York Bond Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2019.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees compared the short-term and longer-term performance for the Institutional Class shares of the Funds on both an absolute basis and in comparison to benchmark indices (the MSCI All Country World Index Net for the Equity Allocation Fund, the Bloomberg Barclays Aggregate Index for the Core Taxable Bond Fund, the Bloomberg Barclays Managed Money Short/Intermediate Index for the Intermediate Tax Exempt National Bond Fund and the Bloomberg Barclays Managed Money Short/Intermediate Index for the Intermediate Tax Exempt New York Bond Fund), and in comparison to a peer group of funds in each Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (a peer group of U.S. world large stock funds for the Equity Allocation Fund, a peer group of U.S. open-end intermediate core bond funds for the Core Taxable Bond Fund, a peer group of U.S. open-end municipal national intermediate funds for the Intermediate Tax Exempt National Bond Fund, and a peer group of U.S. open-end municipal New York intermediate funds for the Intermediate Tax Exempt New York Bond Fund).  The Trustees also reviewed information on the historical performance of other separately-managed accounts that were similar to the Core Taxable Bond Fund, the Intermediate Tax Exempt National Bond Fund and the Intermediate Tax Exempt New York Bond Fund in terms of investment strategies.  The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Equity Allocation Fund.

The Trustees noted the Equity Allocation Fund’s performance for its Institutional Class shares for the three-year period ended April 30, 2019 was above the Morningstar Peer Group median.  The Trustees also noted the Equity Allocation Fund’s performance for its Institutional Class shares for each of the year-to-date and one-year periods ended April 30, 2019 was below the Morningstar Peer Group median.  The Trustees also noted for the year-to-date, one-year, three-year and since inception periods ended March 31, 2019, the Equity Allocation Fund underperformed the MSCI All Country World Index Net.

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

The Trustees noted the Core Taxable Bond Fund’s performance for its Institutional Class shares for the year-to-date period ended April 30, 2019 was below the Morningstar Peer Group median.  The Trustees also noted the Core Taxable Bond Fund’s performance for its Institutional Class shares for the one-year, three-year and five-year periods ended April 30, 2019 was above the Morningstar Peer Group median.  The Trustees further noted for the year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2019, the Core Taxable Bond Fund underperformed the Bloomberg Barclays Aggregate Bond Index.  The Trustees noted the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed and the Adviser considered any performance dispersion immaterial.

The Trustees noted that the performance of the Intermediate Tax Exempt National Bond Fund for its Institutional Class shares for each of the year-to-date, one-year, three-year and five-year periods ended April 30, 2019 was below the Morningstar Peer Group median.  The Trustees also noted that for the year-to-date period ended March 31, 2019, the Intermediate Tax Exempt National Bond Fund outperformed the Bloomberg Barclays Managed Money Short/Intermediate Index, and that for the one-year, three-year, five-year and since inception periods ended March 31, 2019, the Intermediate Tax Exempt National Bond Fund underperformed the Index.  The Trustees noted the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed and the Adviser considered any performance dispersion immaterial.

The Trustees noted that the performance of the Intermediate Tax Exempt New York Bond Fund for its Institutional Class shares for each of the year-to-date, one-year, three-year and five-year periods ended April 30, 2019 was below the Morningstar Peer Group median.  The Trustees also noted that for the year-to-date period ended March 31, 2019, the Intermediate Tax Exempt New York Bond Fund outperformed the Bloomberg Barclays Managed Money Short/Intermediate Index.  The Trustees further noted that for the one-year, three-year, five-year and since inception periods ended March 31, 2019, the Intermediate Tax Exempt New York Bond Fund underperformed the Index.  The Trustees noted the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed and the Adviser considered any performance dispersion immaterial.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for each Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that, despite comparative underperformance for certain periods reviewed, each Fund and its shareholders could benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and the Adviser’s separately-managed accounts, as applicable.

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously provided subsidies for each Fund’s operations following the Fund’s inception and had fully recouped those subsidies.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage practices.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 13, 2019 meeting and the July 22, 2019 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Equity Allocation Fund’s contractual management fee of 0.85% was above the Morningstar Peer Group average of 0.78%.  The Trustees observed that the Equity Allocation Fund was operating below its expense cap of 1.25% for Institutional Class shares.  The Trustees observed that the Equity Allocation Fund’s total expense ratio of 1.12% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.00%.

The Trustees noted that the Core Taxable Bond Fund’s contractual management fee of 0.35% was below the Morningstar Peer Group average of 0.40%.  The Trustees observed that the Core Taxable Bond Fund was operating below its expense cap of 0.85% for Institutional Class shares.  The Trustees observed that the Core Taxable Bond Fund’s total expense ratio of 0.65% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.60%.  The Trustees also compared the fees paid by the Core Taxable Bond Fund to the fees paid by other separately-managed accounts of the Adviser.

The Trustees noted that the Intermediate Tax Exempt National Bond Fund’s contractual management fee of 0.35% was below the Morningstar Peer Group average of 0.43%.  The Trustees observed that the Intermediate Tax Exempt National Bond Fund was operating below its expense cap of 0.85% for Institutional Class shares.  The Trustees observed that the Intermediate Tax Exempt National Bond Fund’s total expense ratio of 0.64% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.57%.  The Trustees also compared the fees paid by the Intermediate Tax Exempt National Bond Fund to the fees paid by separately-managed accounts of the Adviser.

The Trustees noted that the Intermediate Tax Exempt New York Bond Fund’s contractual management fee of 0.35% was below the Morningstar Peer Group average of 0.42%.  The Trustees observed that the Intermediate Tax Exempt New York Bond Fund was operating below its expense cap of 0.85% for Institutional Class shares.  The Trustees observed that the Intermediate Tax Exempt New York Bond Fund’s total expense ratio of 0.74% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.63%.  The Trustees also compared the fees paid by the Intermediate Tax Exempt New York Bond Fund to the fees paid by separately-managed accounts of the Adviser.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

analysis prepared by the Adviser, that the Adviser’s profit from sponsoring each of the Equity Allocation Fund, the Intermediate Tax Exempt National Bond Fund and the Intermediate Tax Exempt New York Bond Fund had not been, and currently was not, excessive, and that while the Core Taxable Bond Fund was not yet profitable to the Adviser, the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite subsidizing the Core Taxable Bond Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared the Funds’ expenses relative to their respective peer groups and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Funds’ management fee and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees examined the brokerage practices of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2020 as being in the best interests of each Fund and its shareholders.

Rockefeller Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Rockefeller Funds
Additional Information
(Unaudited)

Tax Information

For the year ended November 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Rockefeller Equity Allocation Fund	100.00%
Rockefeller Core Taxable Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt National Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt New York Bond Fund	0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2019 was as follows:

Rockefeller Equity Allocation Fund	38.70%
Rockefeller Core Taxable Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt National Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt New York Bond Fund	0.00%

For the year ended November 30, 2019, the percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds was as follows:

Rockefeller Equity Allocation Fund	27.41%
Rockefeller Core Taxable Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt National Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt New York Bond Fund	0.00%

Foreign Tax Credit Pass Through

Pursuant to Section 853 of the Internal Revenue Code, the Rockefeller Equity Allocation Fund designated the following amounts as foreign taxes paid for the year ended November 30, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Distribution Derived
	Creditable Foreign	Per Share	From Foreign
	Tax Credit Paid	Amount	Sourced Income
Rockefeller Equity Allocation	206,805	0.022972592	79.02%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 855-369-6209.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	26	Professor Emeritus	Independent
615 E. Michigan St.		Term; Since		Department of	Trustee, USA
Milwaukee, WI 53202		August 22,		Accounting	MUTUALS
Year of Birth: 1955		2001		(June 2019–	(an open-end
				present), Professor,	investment
				Department of	company with
				Accounting	two portfolios).
(2004–May 2019),
Chair, Department
of Accounting
(2004–2017),
Marquette University.

Gary A. Drska	Trustee	Indefinite	26	Pilot,	Independent
615 E. Michigan St.		Term; Since		Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc.	MUTUALS
Year of Birth: 1956		2001		(airline company)	(an open-end
				(1986–present).	investment
company with
two portfolios).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Jonas B. Siegel	Trustee	Indefinite	26	Retired	Independent
615 E. Michigan St.		Term; Since		(2011–present);	Trustee, Gottex
Milwaukee, WI 53202		October 23,		Managing Director,	Trust (an open-
Year of Birth: 1943		2009		Chief Administrative	end investment
				Officer (“CAO”) and	company)
				Chief Compliance	(2010–2016);
				Officer (“CCO”),	Independent
				Granite Capital	Manager,
				International Group,	Ramius IDF
				L.P. (an investment	fund complex
				management firm)	(two closed-
				(1994–2011).	end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	26	President	Trustee, USA
615 E. Michigan St.	and	Term; Since		(2017–present),	MUTUALS
Milwaukee, WI 53202	Trustee	August 22,		Chief Operating	(an open-end
Year of Birth: 1962		2001		Officer (2016–	investment
				present), Executive	company)
				Vice President,	(2001–2018);
				(1994–2017),	Trustee, Buffalo
				U.S. Bancorp	Funds (an
				Fund Services,	open-end
				LLC.	investment
company)
(2003–2017).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Compliance	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Officer,	Since		Services, LLC
Year of Birth: 1985	Vice	July 1,		(February 2017–
	President	2017		present); Vice
	and			President
	Anti-Money			and Assistant CCO,
	Laundering			Heartland Advisors,
	Officer			Inc. (December 2016–
January 2017); Vice
President and CCO,
Heartland Group, Inc.
(May 2016–November
2016); Vice President,
CCO and Senior Legal
Counsel (May 2016–
November 2016),
Assistant CCO and
Senior Legal Counsel
(January 2016–
April 2016), Senior
Legal and Compliance
Counsel (2013–2015),
Heartland Advisors, Inc.

Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President,
Milwaukee, WI 53202		July 22,		U.S. Bancorp Fund
Year of Birth: 1970		2019		Services, LLC
(2019–present);
Partner, Practus, LLP
(2018–2019);
Counsel, Drinker
Biddle & Reath LLP
(2016–2018);
Counsel, Huntington
Bancshares, Inc.
(2011–2015).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Laura A. Caroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007–present).

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 855-369-6209. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting records for the most recent 12-month period ended June 30 are available without charge, either upon request by calling the Funds toll free at 855-369-6209 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (through the quarter ending February 29, 2020) or Part F of Form N-PORT (beginning with filings thereafter). Shareholders may view the Funds’ Forms N-Q or Part F of Form N-PORT, as applicable, on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-369-6209 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

ROCKEFELLER FUNDS

Investment Adviser	Rockefeller & Co. LLC
45 Rockefeller Plaza, 5th Floor
New York, New York 10111

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank National Association
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the Registrant’s Form N-CSR filed on February 6, 2019.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2019	FYE 11/30/2018
Audit Fees	$112,900	$109,500
Audit-Related Fees	0	0
Tax Fees	$20,400	$19,820
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2019	FYE 11/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2019	FYE 11/30/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$431,100	$336,100

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)          (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on February 6, 2019.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)          Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title       /s/John Buckel
John Buckel, President

Date    February 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    February 6, 2020

By (Signature and Title)*    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date    February 6, 2020

* Print the name and title of each signing officer under his or her signature.